SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              The Spain Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|       No fee required
|_|       Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

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          (2) Aggregate number of securities to which transaction applies:
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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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|_|       Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

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          (4)  Date Filed:

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                             THE SPAIN FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 4, 2008

To the Stockholders of The Spain Fund, Inc.:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Friday, April 4, 2008 at 3:30 p.m. Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated February 25, 2008:

    1. To elect two Directors of the Fund for specified terms, each such Director to hold office until his successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

   The Board of Directors has fixed the close of business on February 15, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                By Order of the Board of Directors,

                                Marc O. Mayer
                                President
New York, New York
February 25, 2008

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

   AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                             THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 4, 2008

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105, on Friday, April 4, 2008 at 3:30 p.m. Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 25, 2008.

   Any stockholder who owned shares of the Fund on Friday, February 15, 2008 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

   At the Meeting, two Directors are nominated for election, to serve for terms of three years, until his successor is duly elected and qualifies. The affirmative vote of a majority of the votes cast by the stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees.

   Under the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors has been divided into three classes. The terms of Class One Directors will expire as of the Meeting, the terms of Class Two Directors will expire as of the annual meeting of stockholders for 2009, and the terms of Class Three Directors will expire as of the annual meeting of stockholders for 2010. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

   Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors of the Fund and, thus, has the effect of maintaining the continuity of management.

   At the Meeting, Mr. Baldomero Falcones Jaquotot and Mr. Daniel de Fernando Garcia are each standing for election as a Director in Class One. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees for the Board of Directors will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board of Directors may recommend.

   A provision of the Fund's Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or
(ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

   Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

   Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                                Year                                             Number of
                                Term                                            Portfolios      Other
                                as a                                              in Fund   Directorships
                              Director               Principal Occupation(s),     Complex      Held by
       Name, Address*           Will      Years of    Including Directorships    Overseen    Director or
          and Age              Expire     Service**  Held, During Past 5 Years  by Director    Nominee
---------------------------- --------     --------- --------------------------- ----------- -------------
DISINTERESTED
DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, ##   Class       4 years  Registered Investment           105      None
75                             Two                  Adviser and Independent
                               (2009)               Consultant. He was
                                                    formerly Senior Manager of
                                                    Barrett Associates, Inc., a
                                                    registered investment
                                                    adviser, with which he had
                                                    been associated since prior
                                                    to 2003. He was formerly
                                                    Deputy Comptroller and
                                                    Chief Investment Officer of
                                                    the State of New York and,
                                                    prior thereto, Chief
                                                    Investment Officer of the
                                                    New York Bank for
                                                    Savings.

Luis Abril Perez, #            Class       2 years  General Manager for the          1       Sogecable
59                             Three                Chairman's Technical Staff               S.A. and
                               (2010)               at Telefonica S.A. Prior                 Endemol
                                                    thereto he was General                   Investment
                                                    Manager at Telefonica S.A.               Holding
                                                    with various
                                                    responsibilities. He was
                                                    formerly General Manager
                                                    for Communications and
                                                    Research of Banco
                                                    Santander Central Hispano.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of months or years served as a Director.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

## Member of the Fair Value Pricing Committee of the Fund.

                   Year                                         Number of
                   Term                                        Portfolios      Other
                   as a                                          in Fund   Directorships
                 Director           Principal Occupation(s),     Complex      Held by
 Name, Address*    Will   Years of   Including Directorships    Overseen    Director or
    and Age       Expire  Service** Held, During Past 5 Years  by Director    Nominee
---------------- -------- --------- -------------------------- ----------- -------------

Antonio Eraso, #  Class    6 years  Non-executive Director of       1      Mapfre,
66                Two               Mapfre, Heron, Santander               Heron and
                  (2009)            Central Hispano Activos                Santender
                                    Inmobiliarios; Advisor                 Central
                                    CEO Iberdrola. President               Hispano
                                    of Heron Espana; Advisor               Activos
                                    of CB Richard Ellis (Spain             Inmobiliaros
                                    & Portugal); Advisor of
                                    Bansa Leasing; Advisor of
                                    Transolver (finance);
                                    Advisor of Grupo Tecnobit
                                    S.A. (defense); Advisor of
                                    Equifax Iberica;
                                    President's Assessor of
                                    Iberdrola; President's
                                    Assessor of Grupo Berge;
                                    Assessor of Tishman &
                                    Speyer Espana S.A.;
                                    Board's Assessor of Young
                                    & Rubican Espana;
                                    Board's Assessor of Gleeds
                                    Iberica (project
                                    management); Member of
                                    the National Assembly and
                                    Permanent Commission of
                                    ASNEF (National
                                    Association of Financial
                                    Entities); Spanish
                                    Representative of EURO-
                                    FINAS (European
                                    Association of Finance);
                                    formerly Advisor of
                                    Sedgwick Group Espana.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of months or years served as a Director.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

                     Year                                              Number of
                     Term                                             Portfolios      Other
                     as a                                               in Fund   Directorships
                   Director               Principal Occupation(s),      Complex      Held by
  Name, Address*     Will      Years of    Including Directorships     Overseen    Director or
     and Age        Expire     Service**  Held, During Past 5 Years   by Director    Nominee
------------------ --------    --------- ---------------------------- ----------- -------------
Baldomero Falcones     Class         2   Chief Executive Officer of        1       Union
Jaquotot, #            One       years   Fomento de                                Electrica
61                     (2011)+           Construcciones y Contratas                Fenosa, S.A
                                         SA and former founding
                                         Partner and GP of Magnum
                                         Industrial Partners (private
                                         equity firm). Formerly,
                                         Chairman, Mastercard
                                         International Worldwide,
                                         Santander Seguros and
                                         Europay Spain. Managing
                                         Director Banco Santander
                                         Central Hispano and
                                         Member of the
                                         Management Executive
                                         Committee (1987-2002),
                                         Chairman Bank Urquijo
                                         Limited London UK,
                                         Hispano Americano
                                         Sociedade do Investimento
                                         Lisboa, Banco Urquijo
                                         Chile, Banco Hispano
                                         Americano Benelux,
                                         Brussels, Fiat Finance,
                                         S.A., Madrid, Executive
                                         Vice Chairman and CEO
                                         Corporacion Financiera
                                         Hispamer, CEO Banco
                                         Hispano Industrial
                                         Investment Bank. Former
                                         Board member Union
                                         Electrica Fenosa S.A,
                                         Board Member RWE
                                         Espana, S.A., Mastercard
                                         Europe, CESCE, Cia. de
                                         Segurose, S.A., C.H.
                                         Generalli Seguros, S.A., La
                                         Estrella, S.A., Banif, S.A.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of months or years served as a Director.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

+  If elected at the Meeting.

                      Year                                             Number of
                      Term                                            Portfolios      Other
                      as a                                              in Fund   Directorships
                    Director              Principal Occupation(s),      Complex      Held by
  Name, Address*      Will     Years of    Including Directorships     Overseen    Director or
     and Age         Expire    Service**  Held, During Past 5 Years   by Director    Nominee
------------------- --------   --------- ---------------------------- ----------- -------------
Inmaculada de           Class  21 years  President and Chief               1      The Queen
Habsburgo-Lorena, #     Three            Executive Officer of The                 Sofia Spanish
62                      (2010)           Queen Sofia Spanish                      Institute,
                                         Institute; Trustee of Samuel             Samuel H.
                                         H. Kress Foundation;                     Kress
                                         Founder and Trustee of the               Foundation,
                                         King Juan Carlos                         King Juan
                                         International Center of                  Carlos
                                         New York University                      International
                                         Foundation; and member of                Center of
                                         the Board of World                       New York
                                         Monuments Fund Espana.                   University
                                                                                  Foundation,
                                                                                  and World
                                                                                  Monuments
                                                                                  Fund Espana

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of months or years served as a Director.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.

                     Year                                          Number of
                     Term                                         Portfolios      Other
                     as a                                           in Fund   Directorships
                   Director            Principal Occupation(s),     Complex      Held by
  Name, Address*     Will   Years of    Including Directorships    Overseen    Director or
     and Age        Expire  Service**  Held, During Past 5 Years  by Director    Nominee
------------------ -------- --------- --------------------------- ----------- -------------
INTERESTED
DIRECTOR ***
Daniel de Fernando Class     5 years  Head of Private Banking          1      Morgan
Garcia             One                and Personal Banking since              Gestion, S.A.
BBVA,              (2011)+            January 2008 after being                (Mutual Fund
Padilla, 17                           Head of Asset Management                Management
28006 Madrid,                         and Private Banking                     Company)
Spain                                 BBVA from October 2002.
42                                    Prior to 2000 he was
                                      associated with J.P.
                                      Morgan for 14 years in the
                                      following capacities:
                                      Managing Director and
                                      Head of JP Morgan Private
                                      Banking Asset
                                      Management (Europe,
                                      Africa, The Orient and
                                      Asia); Head of JP Morgan
                                      Private Banking Wealth
                                      Management (Europe,
                                      Africa and The Orient);
                                      JPMorgan Co-Head of
                                      Asset Management
                                      Services Iberia, Head of
                                      Investments and Chairman
                                      and CEO of Morgan
                                      Gestion, S.A. (JPM
                                      Madrid); Member of AMS
                                      European Mgmt. Group,
                                      Member of PCG Europe
                                      Management Team,
                                      Member of JPM Madrid
                                      Management Committee,
                                      Equity Portfolio Manager
                                      in the International
                                      Investment Group (JPMIM
                                      London), Fixed Income
                                      Portfolio Manager, Equity
                                      Portfolio Manager and
                                      Director of Altitude
                                      Investments Limited,
                                      Proxima Alfa Investments,
                                      S.A., BBVA Pensiones,
                                      S.A. EGFP, Gestion de
                                      Prevision y Pensiones, S.A.
                                      EGFP, BBVA Gestion,
                                      S.A. SGIIC.

--------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of months or years served as a
   Director.
***"Interested person," as defined in Section 2(a)(19) of the Investment
   Company Act of 1940, as amended (the "Act"), of the Fund because of an affiliation with Banco Bilbao-Vizcaya, S.A. (Madrid) ("BBVA"), which executes portfolio transactions for the Fund from time to time.
+  If elected at the Meeting.

   The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                                                           Aggregate Dollar
                                                                            Range of Equity
                                                                           Securities in the
                                                                             Funds in the
                                                                           AllianceBernstein
                          Dollar Range of Equity Securities of the Fund      Fund Complex
                                     as of February 15, 2008            as of December 31, 2007
                          --------------------------------------------- -----------------------

Daniel de Fernando Garcia                     None                               None

William H. Foulk, Jr.                    $10,001-$50,000                      Over $100,000

Luis Abril Perez                              None                               None

Antonio Eraso                              $1-$10,000                         $1-$10,000

Baldomero Falcones
Jaquotot                                      None                               None

Inmaculada de Habsburgo-
Lorena                                   $10,001-$50,000                    $10,001-$50,000

   During the fiscal year ended November 30, 2007, the Board of Directors met 4 times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders. Mr. William H. Foulk, Jr. attended the Fund's prior year's annual meeting of stockholders.

   The Fund's Board of Directors has four standing committees, the Audit Committee, the Independent Directors Committee, the Governance and Nominating Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2007, the Audit Committee met 3 times.

   The Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by the Fund's current Directors, officers, investment adviser, AllianceBernstein L.P. (the "Adviser"), stockholders and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. During the Fund's fiscal year ended in 2007, the Governance and Nominating Committee met one time.

   The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2007, the Independent Directors Committee did not meet. The independent Directors meet in executive session without representatives of management present at every Board meeting. In fiscal 2007 the approval of the Advisory and Stockholder Inquiry Agency Agreements was considered at such an executive session.

   The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. During the Fund's fiscal year ended in 2007, the Fair Value Pricing Committee did not meet.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an affiliated person of the Adviser or any of its affiliates. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2007, the aggregate compensation paid to the Directors during calendar year 2007 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                  Number of
                                                                Number of        Investment
                                                               Investment        Portfolios
                                                            Companies in the     within the
                                                            AllianceBernstein AllianceBernstein
                                            Compensation      Fund Complex,     Fund Complex,
                                              from the        including the     including the
                                          AllianceBernstein    Fund, as to       Fund, as to
                           Compensation     Fund Complex,       which the         which the
                             from the       including the     Director is a     Director is a
                            Fund during     Fund, during       Director or       Director or
    Name of Director      its Fiscal Year       2007             Trustee           Trustee
    ----------------      --------------- ----------------- ----------------- -----------------

Daniel de Fernando Garcia     $     0         $      0              1                  1

William H. Foulk, Jr.         $18,240         $443,600             37                105

Luis Abril Perez              $16,000         $ 12,500              1                  1

Antonio Eraso                 $18,000         $ 14,500              1                  1

Baldomero Falcones
Jaquotot                      $14,500         $ 14,500              1                  1

Inmaculada de Habsburgo-
Lorena                        $18,000         $ 14,500              1                  1

   The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. Approval of Proposal One requires the affirmative vote of a majority of the votes entitled to be cast.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of two Directors (Proposal One). Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The approval of the Proposal requires an affirmative vote of the holders of a majority of the votes entitled to be cast. An abstention will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

   A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Fund. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the proposal described in the Proxy Statement are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

   The Fund has engaged The Altman Group, 60 East 42nd Street, Suite 405, New York, NY 10165, to assist in soliciting proxies for the Meeting. The Fund will pay The Altman Group a fee of approximately $900 for its services, plus reimbursement of out-of-pocket expenses.

Other Information

Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.

                                       Position(s) (Month and Year    Principal Occupation During
Name, Address and Age                  First Elected)                 Past 5 Years
---------------------                  ------------------------------ --------------------------------
Marc O. Mayer,*                        President                      Executive Vice President of the
50                                     (1/04)                         Adviser** since 2001 and
                                                                      Executive Managing Director of
                                                                      AllianceBernstein Investments,
                                                                      Inc. ("ABI")** since 2003;
                                                                      prior thereto, he was head of
                                                                      AllianceBernstein Institutional
                                                                      Investments,** a unit of the
                                                                      Adviser, from 2001-2003. Prior
                                                                      thereto, Chief Executive Officer
                                                                      of Sanford C. Bernstein & Co.,
                                                                      LLC (institutional research and
                                                                      brokerage arm of Bernstein &
                                                                      Co. LLC),** and its predecessor
                                                                      since prior to 2003.

Robert Alster,***                      Senior Vice President (11/06)  Senior Vice President of the
47                                                                    Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2003.

Liliana Dearth*                        Senior Vice President (6/07)   Senior Vice President of the
39                                                                    Adviser**, with which she has
                                                                      been associated since prior to
                                                                      2003.

Philip L. Kirstein,*                   Senior Vice President and      Senior Vice President and
62                                     Independent Compliance Officer Independent Compliance
                                       (10/04)                        Officer of the AllianceBernstein
                                                                      Funds, with which he has been
                                                                      associated since October 2004.
                                                                      Prior thereto, he was Of
                                                                      Counsel to Kirkpatrick &
                                                                      Lockhart, LLP from October
                                                                      2003 to October 2004, and
                                                                      General Counsel of Merrill
                                                                      Lynch Investment Managers,
                                                                      L.P. since prior to March 2003.

Siobhan McManus,***                    Vice President                 Senior Vice President of the
45                                     (11/05)                        Adviser,** with which she has
                                                                      been associated since prior to
                                                                      2003.

                                       Position(s) (Month and Year   Principal Occupation During
Name, Address and Age                  First Elected)                Past 5 Years
---------------------                  ----------------------------- --------------------------------
Joseph J. Mantineo,#                   Treasurer and Chief Financial Senior Vice President of
48                                     Officer (7/06)                AllianceBernstein Investor
                                                                     Services, Inc. ("ABIS"),** with
                                                                     which he has been associated
                                                                     since prior to 2003.

Vincent S. Noto,#                      Controller                    Vice President of ABIS,** with
43                                     (2/96)                        which he has been associated
                                                                     since prior to 2003.

Emilie D. Wrapp,*                      Secretary                     Senior Vice President, Assistant
52                                     (11/05)                       General Counsel and Assistant
                                                                     Secretary of ABI,** with which
                                                                     she has been associated since
                                                                     prior to 2003.

--------
*  1345 Avenue of the Americas, New York, NY 10105.
** An affiliate of the Fund.
***AllianceBernstein International, 53 Stratton Street, London, W1X 6JJ.
# AllianceBernstein Investor Services, Inc., 135 W 50/th/ Street, New York, New York 10020.

Stock Ownership

   The outstanding voting shares of the Fund as of the Record Date consisted of 8,896,662 shares of common stock of the Fund. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

Audit Committee Report

   The following Audit Committee Report was adopted by the Audit Committee of the Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investment Products/Mutual Funds/Closed-End). The purposes of the Audit Committee are to (1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

   Submitted by the Audit Committee of the Fund's Board of Directors

 William H. Foulk, Jr.                  Antonio Eraso
 Luis Abril Perez                       Baldomero Falcones Jaquotot
 Inmaculada de Habsburgo-Lorena

Approval of Independent Registered Public Accounting Firm by the Board

   The Audit Committee of the Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board of the Fund approved the independent registered public accounting firm of the Fund as required by the 1940 Act on the date specified below. The Board of Directors of the Fund at a meeting held on November 8, 2007 approved by the vote, cast in person, of a majority of the Directors who are not "interested persons" of the Fund, KPMG LLP ("KPMG"), independent registered public accounting firm to audit the Fund's accounts for the fiscal year ending November 30, 2008.

   KPMG has audited the Fund's accounts since November 16, 2006 and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of KPMG are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm's Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release reviews; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to the Fund during this period.

                                                   All Fees for Non-Audit
                                                  Services Provided to the
                                                   Fund, the Adviser and
          Audit Fees Audit Related Fees* Tax Fees    Service Affiliates
          ---------- ------------------- -------- ------------------------
     2006  $40,000           $0           $7,500         $2,149,600
     2007  $41,000           $0           $7,000         $  346,407

--------
* Audit related fees include $10,000 per year for sub-custodial security counts, paid by the Adviser.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2007 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2007 were $7,000 (comprising $0 of audit related fees and $7,000 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                         INFORMATION AS TO THE FUND'S
                     INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's investment adviser and administrator is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

                                 OTHER MATTERS

   Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

   As of February 25, 2008, Banco Bilbao-Vizcaya, S.A., with an address of Plaza de San Nicholas 4, 48005 Bilbao, Spain, beneficially owned an aggregate of 1,500,000 shares, or approximately 17.52%, of the outstanding common stock of the Fund.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund ("2009 Annual Meeting of Stockholders") must be received by the Fund by October 28, 2008 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. To be presented at the 2009 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the proxy statement for the 2009 Annual Meeting of Stockholders must be delivered by a stockholder of record to the Fund no sooner than September 29, 2008 and not later than October 28, 2008.

   The persons named as proxies for the 2009 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 29, 2008 and not later than October 28, 2008. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Courtney Adams at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Board of Directors

                                Marc O. Mayer
                                President

February 25, 2008
New York, New York

                      TABLE OF CONTENTS               Page
                      ------------------------------- ----
                      Introduction...................   1
                      Proposal One Election of
                       Directors.....................   1
                      Proxy Voting and Stockholder
                       Meeting.......................  11
                      Information as to the Fund's
                       Investment Adviser and
                       Administrator.................  16
                      Other Matters..................  16
                      Submission of Proposals for the
                       Next Annual Meeting of
                       Stockholders..................  17



                                                           The Spain Fund, Inc.

--------------------------------------------------------------------------------

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

February 25, 2008

                                                                    002CS-61013

[PROXY CARD (VERSION SENT TO BROKERS ONLY)]

PROXY - THE SPAIN FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on April 4, 2008 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy previously given with respect to such Annual Meeting.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the proxy statement for a discussion of the proposal.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A Proposals

The Board of Directors urges you to vote FOR all Class One nominees listed (Terms expire 2011).

A Class One Directors (terms expire 2011)

1. Election of Directors.

Class One Nominees

     01 - Baldomero Falcones Jaquotot
     02 - Daniel de Fernando Garcia

|_| Mark here to vote FOR all nominees

|_| Mark here to WITHHOLD vote from all nominees

|_| For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
    |_| 01 |_| 02

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box

|__________________________|

Signature 2 - Please keep signature within the box

|__________________________|

Date (mm/dd/yyy)

|__________________________|

[PROXY CARD (VERSION SENT TO NON-BROKERS ONLY)]

PROXY - THE SPAIN FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.

The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Carol H. Rappa and Christina A. Morse, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on April 4, 2008 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy previously given with respect to such Annual Meeting.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the proxy statement for a discussion of the proposal.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A Proposals

The Board of Directors urges you to vote FOR all Class One nominees listed (Terms expire 2011).

A Class One Directors (terms expire 2011)

1. Election of Directors.

Class Three Nominees

     01 - Baldomero Falcones Jaquotot
     02 - Daniel de Fernando Garcia

|_| Mark here to vote FOR all nominees

|_| Mark here to WITHHOLD vote from all nominees

|_| For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
    |_| 01 |_| 02

2. To vote and otherwise represent the undersigned on any other matters that may properly come before the annual meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B Non-Voting Items

Change of Address - Please print new address below

-------------------

Comments - Please put your comments below

-------------------

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box

|__________________________|

Signature 2 - Please keep signature within the box

|__________________________|

Date (mm/dd/yyy)

|__________________________|

SK 00250 0031 849824